NEWS RELEASE

For Immediate Release	Contact:	Deanna Hart	Angela English
October 23, 2025		Investor Relations	Corporate Communications
		919-716-2137	803-931-1854

FIRST CITIZENS BANCSHARES REPORTS THIRD QUARTER 2025 EARNINGS

RALEIGH, N.C. -- First Citizens BancShares, Inc. (“BancShares”) (Nasdaq: FCNCA) reported earnings for the third quarter of 2025.

Chairman and CEO Frank B. Holding, Jr. said: “We delivered solid return metrics in the third quarter as all of our operating segments achieved loan and deposit growth, led by SVB Commercial. Capital and liquidity positions remained strong, enabling us to return an additional $900 million of capital to our stockholders during the quarter through share repurchases as we completed the 2024 plan and commenced repurchases under the 2025 plan. We are excited about our recently announced acquisition of 138 BMO Bank branches which will expand our footprint and enhance our liquidity position to support strategic initiatives.”

BMO BRANCH ACQUISITION
On October 16, 2025, First-Citizens Bank & Trust Company (“First Citizens Bank”), the wholly owned banking subsidiary of BancShares, announced that it had entered into an agreement to consummate the acquisition of 138 branches from BMO Bank N.A. (“BMO Bank”) located throughout the Midwest, Great Plains and West regions of the U.S. (the “BMO Branch Acquisition”). In connection with the BMO Branch Acquisition, First Citizens Bank will assume approximately $5.7 billion in deposit liabilities and acquire approximately $1.1 billion in loans. BancShares expects the transaction to close in mid-2026, subject to customary closing terms and conditions and regulatory approvals.

FINANCIAL HIGHLIGHTS
Measures referenced below “as adjusted” or “excluding PAA” (or purchase accounting accretion) are non-GAAP financial measures. Refer to the Financial Supplement available at ir.firstcitizens.com or www.sec.gov for a reconciliation of each non-GAAP measure to the most directly comparable GAAP measure.

Net income for the third quarter of 2025 (“current quarter”) was $568 million, compared to $575 million for the second quarter of 2025 (“linked quarter”). Net income available to common stockholders for the current quarter was $554 million, or $43.08 per common share, a $7 million decrease from $561 million, or $42.36 per common share, in the linked quarter.

Adjusted net income for the current quarter was $587 million, compared to $607 million for the linked quarter. Consistent with the linked quarter, acquisition-related expenses were the most significant difference between reported and adjusted net income. Adjusted net income available to common stockholders was $573 million, or $44.62 per common share, a $20 million decrease from $593 million, or $44.78 per common share, in the linked quarter.

NET INTEREST INCOME AND MARGIN
•Net interest income was $1.73 billion for the current quarter, an increase of $39 million over the linked quarter. Net interest income, excluding PAA, was $1.67 billion, compared to $1.63 billion in the linked quarter, an increase of $44 million.
◦Interest income on loans increased $30 million and, excluding loan PAA, increased $34 million, mainly due to a higher day count and a higher average balance, partially offset by a modest decline in yield. Loan PAA decreased $4 million.
◦Interest income on investment securities increased $14 million due to increases in the average balance, yield, and day count.

◦Interest income on interest-earning deposits at banks increased $9 million due to a higher average balance and a higher day count, partially offset by a slight decline in yield.
◦Interest expense on borrowings decreased $3 million due to a modest decline in the average balance and rate paid.
◦Interest expense on interest-bearing deposits increased $17 million as the impacts of a higher average balance and a higher day count were partially offset by a lower rate paid.
•Net interest margin (“NIM”) was 3.26% in both the current and linked quarters. NIM, excluding PAA, was 3.15%, compared to 3.14% in the linked quarter.
◦The yield on average interest-earning assets was 5.64%, a decrease of 3 basis points from the linked quarter, mainly due to a lower loan yield resulting from lower interest rates and a decline in loan PAA.
◦The rate paid on average interest-bearing liabilities was 3.16%, a decrease of 3 basis points from the linked quarter, primarily due to a lower rate paid on interest-bearing deposits, partially offset by the impact of a higher average balance of interest-bearing deposits.
NONINTEREST INCOME AND EXPENSE
•Noninterest income was $699 million, compared to $678 million in the linked quarter, an increase of $21 million. Adjusted noninterest income was $518 million, compared to $513 million in the linked quarter, an increase of $5 million.
◦The increases in noninterest income and adjusted noninterest income were largely due to an increase in other noninterest income of $9 million, mainly attributable to gains on the sale of previously foreclosed assets, as well as an increase of $6 million in client investment fees due to a higher average balance of client funds.
◦While rental income on operating lease equipment increased $1 million, adjusted rental income on operating lease equipment decreased $9 million, primarily due to higher maintenance costs.
•Noninterest expense was $1.49 billion, compared to $1.50 billion in the linked quarter, a decrease of $9 million, largely due to a decline of $10 million in acquisition-related expenses. Adjusted noninterest expense was $1.28 billion in both the current and linked quarters as modest decreases in professional fees and other noninterest expense were offset by slight increases in equipment expense and third-party processing fees.
BALANCE SHEET SUMMARY
•Loans and leases were $144.76 billion at September 30, 2025, an increase of $3.49 billion or 2.5%, compared to $141.27 billion at June 30, 2025. Loan growth was mainly attributable to the following:
◦SVB Commercial segment growth of $3.10 billion primarily in Global Fund Banking.
◦General Bank segment growth of $238 million.
◦Commercial Bank segment growth of $150 million.
•Total investment securities were $45.12 billion at September 30, 2025, an increase of $1.78 billion since June 30, 2025, as the purchase of approximately $4.57 billion short duration available for sale U.S. treasury and agency mortgage-backed securities were partially offset by maturities and paydowns.
•Deposits were $163.19 billion at September 30, 2025, an increase of $3.26 billion or 2.0%, since June 30, 2025. Deposit growth was mainly attributable to the following:
◦SVB Commercial segment growth of $2.09 billion primarily in Global Fund Banking.
◦General Bank segment growth of $1.10 billion primarily concentrated in the Branch Network and Wealth.
◦Commercial Bank segment growth of $79 million.
◦Direct Bank growth of $35 million.
•Noninterest-bearing deposits grew by $1.87 billion (4.6% over linked quarter) and represented 26.2% of total deposits as of September 30, 2025, compared to 25.6% at June 30, 2025. The cost of average total deposits was 2.25% for the current quarter, compared to 2.27% for the linked quarter.
•Funding mix remained stable with 80.8% of total funding comprised of deposits.

PROVISION FOR CREDIT LOSSES AND CREDIT QUALITY
•Provision for credit losses totaled $191 million for the current quarter, compared to $115 million for the linked quarter. The current quarter provision for credit losses included a provision for loan and lease losses of $214 million, partially offset by a benefit for off-balance sheet credit exposure of $23 million.
◦The provision for loan and lease losses for the current quarter was $214 million, compared to $111 million for the linked quarter. The $103 million increase in the provision for loan and lease losses was mainly attributable to an increase in net charge-offs of $115 million, along with the impact of a $20 million reserve release in the current quarter, compared to an $8 million reserve release in the linked quarter.
◦The benefit for off-balance sheet credit exposure for the current quarter was $23 million, compared to a provision for the linked quarter of $4 million, resulting in a decrease of $27 million, largely due to lower available balances.
•Net charge-offs were $234 million (0.65% of average loans) for the current quarter, compared to $119 million (0.33% of average loans) for the linked quarter. The $115 million increase was mainly due to an $82 million charge-off on a single supply chain finance client in the Commercial Bank segment. Net charge-offs for the nine months ended September 30, 2025 were 0.47% of average loans.
•Nonaccrual loans were $1.41 billion (0.97% of loans) at September 30, 2025, compared to $1.32 billion (0.93% of loans) at June 30, 2025. The increase in nonaccrual loans was mainly in the Commercial Bank segment.
•The allowance for loan and lease losses totaled $1.65 billion, a decrease of $20 million from the linked quarter. The decrease was driven by improvements in the economic outlook and other changes, including the elimination of reserves related to Hurricane Helene, partially offset by higher specific reserves for individually evaluated loans and growth in higher credit quality loan portfolios. The allowance for loan and lease losses as a percentage of loans was 1.14% at September 30, 2025, compared to 1.18% at June 30, 2025.
CAPITAL AND LIQUIDITY
•Capital ratios remained well above regulatory requirements. The estimated total risk-based capital, Tier 1 risk-based capital, Common equity Tier 1 risk-based capital, and Tier 1 leverage ratios were 14.05%, 12.15%, 11.65%, and 9.34%, respectively, at September 30, 2025.
•During the current quarter, we completed our Share Repurchase Program announced in July 2024 (“2024 SRP”) and began repurchasing shares under our Share Repurchase Program announced in July 2025 (“2025 SRP”).
◦During the current quarter, we repurchased 457,350 shares of our Class A common stock for $900 million and paid a dividend of $1.95 per share on our Class A and Class B common stock. Shares repurchased during the current quarter represented 3.79% of Class A common shares and 3.50% of total Class A and Class B common shares outstanding at June 30, 2025.
◦From inception of the 2024 SRP through September 30, 2025, we have repurchased 1,913,633 shares of our Class A common stock for $3.79 billion, representing 14.15% of Class A common shares and 13.17% of total Class A and Class B common shares outstanding as of June 30, 2024.
◦As of September 30, 2025, the total capacity remaining under the 2025 SRP was $3.71 billion.
•Liquidity position remains strong as liquid assets were $61.92 billion at September 30, 2025, compared to $63.62 billion at June 30, 2025.

EARNINGS CALL/ WEBCAST DETAILS
BancShares will host a conference call to discuss the company's financial results on Thursday, October 23, 2025, at 9 a.m. Eastern time.
The call may be accessed via webcast on the company’s website at ir.firstcitizens.com or through the dial-in details below:
North America: 1-833-470-1428
All other locations: 1-929-526-1599
Access code: 557724

Our earnings release, investor presentation, and financial supplement are available at ir.firstcitizens.com. In addition, these materials will be furnished to the Securities and Exchange Commission (the “SEC”) on a Form 8-K and will be available on the SEC website at www.sec.gov. After the event, a replay of the call will be available via webcast at ir.firstcitizens.com.

ABOUT FIRST CITIZENS BANCSHARES
First Citizens BancShares, Inc. (Nasdaq: FCNCA), a top 20 U.S. financial institution with more than $200 billion in assets and a member of the Fortune 500TM, is the financial holding company for First-Citizens Bank & Trust Company (“First Citizens Bank”). Headquartered in Raleigh, N.C., First Citizens Bank has built a unique legacy of strength, stability and long-term thinking that has spanned generations. First Citizens offers an array of general banking services including a network of branches and offices nationwide; commercial banking expertise delivering best-in-class lending, leasing and other financial services coast to coast; innovation banking serving businesses at every stage; and a nationwide direct bank. Discover more at firstcitizens.com.

FORWARD-LOOKING STATEMENTS
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans, asset quality, future performance, and other strategic goals of BancShares. Words such as “anticipates,” “believes,” “estimates,” “expects,” “predicts,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will,” “potential,” “continue,” “aims” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on BancShares’ current expectations and assumptions regarding BancShares’ business, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect BancShares’ future financial results and performance and could cause actual results, performance or achievements of BancShares to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, general competitive, economic (including the imposition of tariffs or trade barriers on trading partners), political (including impacts of the U.S. government shutdown), geopolitical events (including conflicts in Ukraine and the Middle East), natural disasters and market conditions, including changes in competitive pressures among financial institutions and the impacts related to or resulting from previous bank failures, the risks and impacts of future bank failures and other volatility in the banking industry, public perceptions of our business practices, including our deposit pricing and acquisition activity, the financial success or changing conditions or strategies of BancShares’ vendors or customers, including changes in demand for deposits, loans and other financial services, fluctuations in interest rates, changes in the quality or composition of BancShares’ loan or investment portfolio, actions of government regulators, including interest rate decisions by the Board of Governors of the Federal Reserve Board (the “Federal Reserve”), changes to estimates of future costs and benefits of actions taken by BancShares, BancShares’ ability to maintain adequate sources of funding and liquidity, the potential impact of decisions by the Federal Reserve on BancShares’ capital plans, adverse developments with respect to U.S. or global economic conditions, including significant turbulence in the capital or financial markets, the impact of any sustained or elevated inflationary environment, the impact of any cyberattack, information or security breach, the impact of implementation and compliance with current or proposed laws (including the 2025 U.S. budget reconciliation legislation), regulations and regulatory interpretations, including potential increased regulatory requirements, limitations, and costs, such as FDIC special assessments, increases to FDIC deposit insurance premiums and the proposed interagency rule on regulatory capital, along with the risk that such laws, regulations and regulatory interpretations may change, the availability of capital and personnel, and the risks associated with BancShares’ previously completed acquisition transactions, the pending BMO Branch Acquisition, or any future transactions.

BancShares’ 2025 SRP allows BancShares to repurchase shares of its Class A common stock through 2026. BancShares is not obligated under the 2025 SRP to repurchase any minimum or particular number of shares, and repurchases may be suspended or discontinued at any time (subject to the terms of any Rule 10b5-1 plan in effect) without prior notice. The authorization to repurchase Class A common stock will be utilized at management’s discretion. The actual timing and amount of Class A common stock that may be repurchased under the 2025 SRP will depend on a number of factors, including the terms of any Rule 10b5-1 plan then in effect, price, general business and market conditions, regulatory requirements, and alternative investment opportunities or capital needs.

Except to the extent required by applicable laws or regulations, BancShares disclaims any obligation to update forward-looking statements or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Additional factors which could affect the forward-looking statements can be found in BancShares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and its other filings with the SEC.

NON-GAAP MEASURES
Certain measures in this release, including those referenced as “adjusted” or “excluding PAA,” are “non-GAAP,” meaning they are numerical measures of BancShares’ financial performance, financial position or cash flows that are not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”) because they exclude or include amounts or are adjusted in some way so as to be different than the most direct comparable measures calculated and presented in accordance with GAAP in BancShares’ statements of income, balance sheets or statements of cash flows and also are not codified in U.S. banking regulations currently applicable to BancShares. BancShares management believes that non-GAAP financial measures, when reviewed in conjunction with GAAP financial information, can provide transparency about or an alternative means of assessing its operating results, financial position or cash flows to its investors, analysts and management. These non-GAAP measures should be considered in addition to, and not superior to or a substitute for, GAAP measures. Each non-GAAP measure is reconciled to the most comparable GAAP measure in the non-GAAP reconciliation. This information can be found in the Financial Supplement located in the Quarterly Results section of our website at https://ir.firstcitizens.com/financial-information/quarterly-results/default.aspx.